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                          REGISTRATION RIGHTS AGREEMENT



                                      AMONG


                                LOGIMETRICS, INC.



                                       AND


                         L-3 COMMUNICATIONS CORPORATION



                                       AND


             THE OTHER PARTIES LISTED ON THE SIGNATURE PAGES HEREOF





                            DATED AS OF JULY 10, 2000





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                                LOGIMETRICS, INC.

                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement is made and entered into as of July 10, 2000, among LogiMetrics, Inc., a Delaware corporation (the "Company"), L-3 Communications Corporation, a Delaware corporation ("L-3"), and the other signatories hereto (the "Existing Holders").

                  In consideration of the mutual agreements and covenants set forth below and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties to this Agreement agree as follows:

1.       Definitions.

         1.1 Definitions. For the purposes of this Section 1 and other Sections of this Agreement, the following words shall have the meanings set forth below:

         "Agreement" shall mean this Agreement, as the same may be amended, supplemented or modified from time to time in accordance with its terms.

         "Applicable Securities Laws" shall mean the securities laws or Blue Sky laws of any jurisdiction (U.S. or foreign) applicable under the relevant circumstances, including the United States or any subdivision thereof.

         "Commission" shall mean the Securities and Exchange Commission.

         "Common Stock" shall mean the shares of Common Stock of the Company, par value $.01 per share.

         "Company" shall have the meaning set forth in the first paragraph hereof.

         "Company's Notice" shall have the meaning set forth in Section 2.3.

         "Convertible Securities" shall mean (i) any rights, options or warrants to acquire Common Stock or any capital stock of the Company, and (ii) any notes, debentures, shares of preferred stock or other securities or rights, which are convertible or exercisable into, or exchangeable for, Common Stock or any capital stock of the Company.

         "CRM Related Persons" shall have the meaning set forth in Section 3.1.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "Existing Holders" shall have the meaning set forth in the first paragraph hereof.

         "Existing Holder Registrable Stock" shall mean: (i) the Common Stock held by the Existing Holders and listed on Schedule 1 hereto; (ii) any Common Stock issued or issuable




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upon conversion of any Convertible Security held by the Existing Holders and listed on Schedule 1 hereto; and (iii) any Common Stock issued or issuable, directly or indirectly, with respect to any of the securities referred to in clause (i) or clause (ii) above, by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Each share of Existing Holder Registrable Stock shall cease to be Registrable Stock when transferred to any Person in accordance with a registered public offering.

         "Incidental Registration" shall have the meaning set forth in Section 2.3.

         "Initiating Holders" shall mean the Long-Form Initiating Holders or the Short-Form Initiating Holders, as applicable.

         "Investors' Notice" shall have the meaning set forth in Section 2.3.

         "L-3" shall have the meaning set forth in the first paragraph hereof.

         "L-3 Registrable Stock" shall mean: (i) any Common Stock now or hereafter held by L-3; (ii) any Common Stock issued or issuable upon conversion of any Convertible Security held by L-3; and (iii) any Common Stock issued or issuable, directly or indirectly, with respect to any of the securities referred to in clause (i) or clause (ii) above, by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. Each share of L-3 Registrable Stock shall cease to be Registrable Stock when transferred to any Person in accordance with a registered public offering.

         "Long-Form Initiating Holders" shall mean the Major Investor(s) referred to in either Section 2.1(a) or 2.1(b), as the case may be.

         "Long-Form Registration Statement" shall mean a registration statement on Form S-1 or Form S-2, or any similar form of registration statement adopted by the Commission from and after the date hereof.

         "Major Investor" shall mean, as of any date, with respect to any holder of Registrable Stock, such holder of Registrable Stock so long as it owns Registrable Stock as of such date that represents (i) in the case of a holder of L-3 Registrable Stock, not less than five percent (5%) of the outstanding L-3 Registrable Stock as of such date, and (ii) in the case of a holder of Existing Holder Registrable Stock, not less than five percent (5%) of the outstanding Existing Holder Registrable Stock as of such date.

         "Notice" shall have the meaning set forth in Section 3.1.

         "Person" or "person" shall mean any natural person, firm, partnership, association, corporation, company, limited liability company, trust, business trust or other entity, or any governmental authority.

         "Prospective Sellers" shall have the meaning set forth in Section 2.6(a)(ii).


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         "Public Offering" shall mean a consummated firmly underwritten public offering of the Common Stock of the Company pursuant to an effective registration statement filed with the Commission under the Securities Act, with respect to which (i) the Company's Common Stock is listed on the NASDAQ National Market (or any successor, exchange market or organization thereto), and (ii) the Company makes an offering for at least twenty percent (20%) of the outstanding Common Stock.

         "Purchase Agreement" shall have the meaning set forth in Section 2.13.

         The terms "register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act.

         "Registrable Stock" shall mean the Existing Holder Registrable Stock and/or the L-3 Registrable Stock, as the context requires.

         "Registration Expenses" shall have the meaning set forth in Section
2.7.

         "Requesting Holders" shall have the meaning set forth in Section
2.1(d).

         "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

         "Rule 144A" shall have the meaning set forth in Section 2.11(b).

         "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         "Short-Form Initiating Holders" shall have the meaning set forth in
Section 2.1(c).

         "Short-Form Registration Statement" shall mean a registration statement on Form S-3 or any similar form of registration statement adopted by the Commission from and after the date hereof.

         1.2 Rules of Construction. Words such as "herein", "hereinafter", "hereto", "hereby" and "hereunder", when used with reference to this Agreement, refer to this Agreement as a whole, unless the context otherwise requires. The words "include", "includes", "included" and "including" shall be construed as if followed by the phrase "without being limited to". A reference to a particular gender means a reference to any gender.

2.       Registration Provisions.

         2.1      Required Registrations.

                  (a) If, at any time after the date hereof, one or more Major Investor(s) that is a holder of L-3 Registrable Stock proposes to effect the registration of any shares of Registrable Stock, pursuant to a Long-Form Registration Statement, then such Major Investor(s) may request the Company in writing to effect such registration under the Applicable Securities Laws, stating (i) the form of registration statement under the Applicable Securities Laws to be used, (ii) the


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number of shares of L-3 Registrable Stock to be disposed of, and (iii) the intended method of disposition of such shares; provided, however, that such Major Investor(s) include in such registration 5% of the L-3 Registrable Stock then outstanding.

                  (b) If, at any time after the earlier to occur of (i) the consummation of the Public Offering, and (ii) March 31, 2001, one or more Major Investor(s) that is a holder of not less than 20% of the Existing Holder Registrable Stock proposes to effect the registration of any shares of Registrable Stock, pursuant to a Long-Form Registration Statement, then such Major Investor(s) may request the Company in writing to effect such registration under the Applicable Securities Laws, stating (A) the form of registration statement under the Applicable Securities Laws to be used, (B) the number of shares of Existing Holder Registrable Stock to be disposed of, and (C) the intended method of disposition of such shares; provided, however, that such Major Investor(s) include in such registration 5% of the Existing Holder Registrable Stock then outstanding.

                  (c) If at any time after the earlier of (i) January 2, 2001 and (ii) the consummation of a Public Offering, provided that the Company is entitled to file a registration statement on a Short-Form Registration Statement, any holder(s) of Registrable Stock proposes to effect the registration of, pursuant to a Short-Form Registration Statement, shares of Registrable Stock that are reasonably expected to have an aggregate offering price of at least $1,000,000 (the "Short-Form Initiating Holders"), then such holder(s) of Registrable Stock may request the Company in writing to effect such registration under the Applicable Securities Laws, stating (i) the form of registration statement under the Applicable Securities Laws to be used, (ii) the number of shares of Registrable Stock to be disposed of, and (iii) the intended method of disposition of such shares.

                  (d) Upon receipt of the request of the Long-Form Initiating Holders pursuant to Section 2.1(a) or 2.1(b) or the Short-Form Initiating Holders pursuant to Section 2.1(c), the Company shall give prompt written notice thereof to all other holders of Registrable Stock. Subject to the provisions of
Section 2.2, the Company shall, subject to the terms of this Agreement, use its best efforts to effect the registration under the Applicable Securities Laws of all shares of Registrable Stock specified in the requests of the Long-Form Initiating Holders or the Short-Form Initiating Holders, as the case may be, and the requests (stating (i) the number of shares of Registrable Stock to be disposed of, and (ii) the intended method of disposition of such shares) of other holders of shares of Registrable Stock, as applicable ("Requesting Holders") given within 30 days after receipt of such notice from the Company.

         2.2      Limitations on Required Registration.

                  (a) The Company shall not be required to prepare and file more than four Long-Form Registration Statements pursuant to Section 2.1(a) requested by holders of L-3 Registrable Stock or more than two Long Form Registration Statements pursuant to Section 2.1(b) requested by holders of Existing Holder Registrable Stock, which actually become and are declared effective (it being understood and agreed that only a Long-Form Registration Statement that either
(i) pursuant to which all the shares of Registrable Stock covered thereby have been sold or


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disposed of, or (ii) has been effective for at least 180 days, shall be deemed to have become or declared effective for purposes of being included in such four or two Long-Form Registration Statements, as the case may be).

                  (b) Whenever a registration requested by the holders of Registrable Stock is for a firmly underwritten offering and the managing underwriter(s) determine that the number of shares of Common Stock so included which are to be sold by the holders of Registrable Stock is limited due to market conditions, the shares to be offered shall be allocated (i) first, to the Initiating Holders, pro rata, based upon the number of shares of Registrable Stock then held by such holders, respectively, and (ii) thereafter, the remaining available portion, if any, shall be allocated among all the Requesting Holders, pro rata, based upon the number of shares of Registrable Stock then held by such Requesting Holders, respectively. If any holder of Registrable Stock disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by written notice to the Company and the Initiating Holders. The Registrable Stock so withdrawn shall also be withdrawn from registration; provided, however, that, if by the withdrawal of such Registrable Stock a greater number of shares of Registrable Stock held by other holders of Registrable Stock may be included in such registration (up to the maximum of any limitation imposed by the managing underwriter(s)), then the Company shall offer to all holders of Registrable Stock who have included Registrable Stock in the registration the right to include additional Registrable Stock in the same priority and proportion used in determining the limitation imposed by the provisions of this Section 2.2(b).

                  (c) The Company shall not be required to prepare and file a registration statement pursuant to Section 2.1(a) or 2.1(b) for a period of not more than 90 days following receipt by the Company of the Long-Form Initiating Holders' request for registration, if (i) the Company in good faith gives written notice within five days after such receipt by the Company of such request to all holders of Registrable Stock that the Company is commencing to prepare a Company-initiated registration statement, and (ii) the Company actively employs in good faith all reasonable efforts to cause such registration statement to become effective.

                  (d) If the Company receives a Long-Form Initiating Holders' request within 90 days of the date on which a previous registration statement filed pursuant to Section 2.1(a) or 2.1(b) has become effective, the Company shall not be required to commence preparation of such Long-Form Registration Statement in accordance with such request until 90 days has elapsed since such effective date.

                  (e) If the Company shall furnish to the Initiating Holders pursuant to this Section 2.2(e) a certificate signed by the chief executive or chief financial officer of the Company stating that the Company, in good faith, has determined that (i) there exists material non-public information about the Company which the Company has a bona fide business purpose for preserving as confidential, or (ii) is undertaking (or is about to undertake) a proposed acquisition or financing that would significantly impact the pricing of the contemplated public offering, and in each case the Company provides the Initiating Holders written notice thereof promptly after the Company makes such determination, then the Company shall have the right to defer the filing or the declaration of effectiveness of a registration statement required to be effected pursuant to Section 2.1, for a period of not more than (A) 90 days, in the case of a Long-Form Registration Statement, or (B) 60 days, in the case of a Short-Form Registration Statement, after receipt of the request of the Initiating Holders; provided, however, that in no event shall the Company be entitled to defer such filing or declaration of effectiveness pursuant to this
Section 2.2(e) more than 120 days in any 12-month period.

         2.3 Incidental Registration. If the Company at any time proposes to register any of its securities for sale for its own account or for the account of any other Person (other than a registration (a) requested pursuant to Section 2.1, or (b) relating solely to the sale of securities to participants in a Company stock plan or in a Rule 145 transaction) (an "Incidental Registration"), then the Company shall each such time give written notice (the "Company's Notice"), at its expense, to all holders of Registrable Stock of its intention to do so at least 20 days prior to the filing of a registration statement with respect to such Incidental Registration with the Commission. If any holder of Registrable Stock desires to dispose of all or part of its Registrable Stock, it may request registration thereof in connection with the Incidental Registration by delivering to the Company, within 10 days after receipt of the Company's Notice, written notice of such request (the "Investors' Notice") stating the number of shares of Registrable Stock to be disposed of and the intended method of disposition of such shares by such holder. The Company shall, subject to the terms of this Agreement, use commercially reasonable efforts to cause all shares of Registrable Stock specified in the Investors' Notice to be registered under the Securities Act so as to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by such holder or holders of the shares so registered, subject, however, to the limitations set forth in Section 2.4.

         2.4      Limitations on Incidental Registration.

                  (a) If the Incidental Registration of which the Company gives notice pursuant to Section 2.3 is for the purpose of permitting a disposition of securities by the Company pursuant to a firm commitment underwritten offering, the notice shall so state, and the Company shall have the right to limit the aggregate size of the offering or the number of shares to be included therein by stockholders of the Company if requested to do so in good faith by the managing underwriter(s) of the offering and only securities which are to be included in the underwriting may be included in the registration.

                  (b) Whenever an Incidental Registration is initiated pursuant to Section 2.3 and the number of shares which may be registered pursuant to
Section 2.3 is limited by the provisions of Section 2.4(a), the holders of Registrable Stock shall have priority (pro rata as between holders of L-3 Registrable Stock on the one hand and holders of Existing Holder Registrable Stock on the other hand based on the percentage of total Registrable Stock then held by the holders of L-3 Registrable Stock in the aggregate and the holders of Existing Holder Registrable Stock in the aggregate) as to sales over the other holders of the Company's securities exercising similar incidental registration rights and the Company shall cause such other holders to withdraw from such registration to the extent necessary to allow all requesting holders of Registrable Stock to include all of the shares so requested by them (pro rata in accordance with the preceding parenthetical) to be included within such registration. Whenever the number of shares which


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may be registered pursuant to Section 2.3 is still limited by the provisions of
Sections 2.4(a) after the withdrawal of such other holders of the Company's securities, the Company shall have priority as to sales over the holders of Registrable Stock and each holder hereby agrees that it shall withdraw its securities from such registration to the extent necessary to allow the Company to include all the shares which the Company desires to sell for its own account to be included within such registration. The holders of Registrable Stock given rights by Section 2.3 shall share in the available portion of the registration in question, such sharing to be based upon the priority and proportion set forth, first, in the parenthetical above, and then, within each group comprising holders of L-3 Registrable Stock or Existing Holder Registrable Stock, as the case may be, based upon the numbers of shares of L-3 Registrable Stock or Existing Holder Registrable Stock, as the case may be, that the holders thereof wish to include in the Incidental Registration.

         2.5 Designation of Underwriter. In the case of any registration initiated by the holders of Registrable Stock pursuant to the provisions of
Section 2.1 which is proposed to be effected pursuant to a firm commitment underwriting, the Company, with the consent of the Initiating Holders (which consent will not be unreasonably withheld or delayed), shall designate the managing underwriter(s) (and all holders of Registrable Stock participating in the registration shall sell their shares only pursuant to such underwriting).

         2.6      Registration Procedures.

                  (a) If and when the Company is required by the provisions of this Agreement to effect the registration of shares of Registrable Stock, the Company shall, by notice to each holder of Registrable Stock included in such registration, keep such holder advised in writing as to the initiation, progress and effective date of each registration, qualification and compliance pursuant hereto, and, at the expense of the Company:

                         (i) prepare and file with the Commission or other applicable securities authorities a registration statement with respect to such shares and use its best efforts to cause such registration statement to become and remain effective as provided herein;

                         (ii) prepare and file with the Commission or other applicable securities authorities such amendments and supplements (pre-effective and post-effective) to such registration statement and the prospectuses used in connection therewith as may be necessary to keep such registration statement effective and current and to comply with the provisions of the Securities Act or other Applicable Securities Law with respect to the sale or other disposition of all shares covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition from time to time of the holder or holders of Registrable Stock who have requested that any of their shares be sold or otherwise disposed of in connection with the registration (the "Prospective Sellers"), and as may be necessary to keep each registration, qualification or compliance effective until each Prospective Seller shall have


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                         completed the distribution described in the
                         registration statement relating thereto;

                         (iii) furnish to each Prospective Seller such number of copies of each prospectus, including preliminary prospectuses, in conformity with the requirements of the Securities Act or other Applicable Securities Law, and such other documents, as the Prospective Seller may reasonably request in order to facilitate the public sale or other disposition of the shares owned by it;

                         (iv) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or Blue Sky or other Applicable Securities Law of such jurisdictions as each Prospective Seller shall reasonably request to enable such Prospective Seller to consummate the public sale or other disposition of the shares owned by such Prospective Seller; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions;

                         (v) furnish to each Prospective Seller a signed counterpart, addressed to the Prospective Sellers and the underwriters, if any, of: (A) an opinion of counsel for the Company, dated the effective date of the registration statement or the closing date of any underwritten public offering, in customary form, covering such matters as are customarily covered by opinions for an underwritten public offering in opinions of issuers' counsel delivered to underwriters and selling shareholders; and (B) "comfort" letters signed by the independent public accountants, within the meaning of Applicable Securities Laws, who have certified the Company's financial statements included in the registration statement, covering substantially the same matters, with respect to the registration statement (and the prospectus included therein) and with respect to the events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in accountants' letters delivered to the underwriters in connection with underwritten public offerings of securities;

                         (vi) cause all such Registrable Stock to be listed on each national securities exchange or be included for quotation on each national securities market on which similar securities issued by the Company are then listed;

                         (vii) provide a transfer agent and registrar for all such Registrable Stock not later than the effective date of such registration statement;

                         (viii) enter into such customary agreements (including an underwriting agreement) and take all such other customary actions as the holders of a majority of the Registrable Stock covered by such registration statement


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                         reasonably request in order to expedite or facilitate
                         the disposition of such Registrable Stock;

                         (ix) comply with the provisions of Applicable Securities Laws with respect to the disposition of all securities covered by such registration statement;

                         (x) promptly notify each Prospective Seller (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment thereof, when the same has become effective, (ii) of any request by any applicable securities authority for amendments of or supplements to the registration statement or the prospectus or for additional information, (iii) of the issuance by any applicable securities authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the registrable securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose, and (v) of the happening of any event which makes any statement of a material fact made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement, the prospectus or any document incorporated therein by reference in order to make the statement of a material fact therein not misleading;

                         (xi) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement;

                         (xii) upon the occurrence of any event contemplated by clause (x) above, promptly prepare a supplement or post-effective amendment to the registration statement or the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Stock, the registration statement and the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                         (xiii) make generally available to each purchaser of Registrable Stock consolidated earnings statements satisfying the requirements of Applicable Securities Laws; and

                         (xiv) make available for inspection by any Prospective Seller, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Prospective Seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the


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                         Company's officers, directors and employees to supply
                         all information reasonably requested by any such Prospective Seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement.

                  (b) Each Prospective Seller shall furnish to the Company such information as the Company may reasonably require from the Prospective Seller for inclusion in the registration statement (and the prospectus included therein).

                  (c) The Prospective Sellers shall not (until further notice) effect sales of the shares covered by the registration statement after receipt of notice from the Company to suspend sales in order to permit the Company to correct or update a registration statement or prospectus.

                  (d) In the case of an underwritten offering of Common Stock effected pursuant to this Agreement, the Company and each Prospective Seller shall enter into such customary agreements (including an underwriting agreement) and take all such other customary actions as the managing underwriter(s) reasonably request(s) in order to expedite or facilitate the disposition of such Registrable Stock.

         2.7 Expenses of Registration. All expenses incurred in effecting any registration requested pursuant to Section 2.1 or 2.3, including all registration and filing fees, stock exchange or market listing or filing fees, fees and expenses of complying with Applicable Securities Laws, printing expenses, expenses of compliance with Blue Sky laws, fees and disbursements of counsel for the Company and its independent public accountants, reasonable expenses of any special audits required by any such registration, the fees and disbursements of any counsel and accountant retained by the holders of more than fifty percent (50%) of the Registrable Stock being registered, and expenses of all marketing and promotional efforts requested by the managing underwriter(s) and any fees and expenses disbursements of underwriters customarily paid by issuers ("Registration Expenses") shall be borne by the Company; provided, however, that the Prospective Sellers shall bear underwriting discounts or brokerage fees or commissions relating to the sale of their Registrable Stock and any legal fees or disbursements for their counsel (except as aforesaid); provided further, however, that the Company shall be required to bear the Registration Expenses for a maximum of six registrations upon the request of the holders of Registrable Stock pursuant to Section 2.1(c).

         2.8      Indemnification.

                  (a) In the event of any registration of any of its securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless each holder requesting or joining in a registration of such securities, its directors and officers, if any, each underwriter (as defined in the Securities Act), each other Person who participates or is to participate in the offering of such holder's securities and each controlling Person of any such holder or underwriter, if any (within the meaning of the Securities Act), from and against any losses, claims, damages or liabilities, joint or several (or actions in respect thereof), to which such holder, director, officer, underwriter, participating Person or controlling Person may be subject under the Securities Act or other Applicable Securities Laws, or under any other statute


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


or at common law, insofar as such losses, claims, damages or liabilities (or actions, whether or not commenced, in respect thereof) arise out of or are based upon (i) any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such securities were registered under the Securities Act or other Applicable Securities Laws, or any preliminary prospectus or final prospectus contained therein, or any summary prospectus issued in connection with any securities being registered, or any amendment or supplement thereto, or any other document, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act or other Applicable Securities Law, or any rule or regulation promulgated under the Securities Act or any other Applicable Securities Law, or any other law applicable to the Company in connection with any such registration, qualification or compliance, and shall reimburse each such holder, director, officer, underwriter, participating Person or controlling Person for any legal or other expenses reasonably incurred by such holder, director, officer, underwriter, participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to any holder, director, officer, underwriter, participating Person or controlling Person in any such case to the extent that any such loss, claim, damage liability or action arises out of or is based upon any such untrue statement or omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, or amendment or supplement thereto, or any other document in reliance upon and in conformity with written information furnished to the Company by such holder, underwriter, participating Person or controlling Person, respectively, specifically stating that it is for use therein. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of such holder, director, officer, underwriter, participating Person or controlling Person, and shall survive transfer of such securities by such holder.

                  (b) If the indemnification provided for in Section 2.8(a) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or actions referred to therein, then the Company in lieu of indemnifying such indemnified party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions, in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations. The relative fault of the Company and of the indemnified parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.8(b) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities or actions in respect thereof referred to in the immediately preceding paragraph shall be deemed to include any legal fees and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.8(b), (i) no holder of Registrable Stock shall be required to contribute any amount in excess of the proceeds to it from the sale of Registrable Stock by it pursuant to the registration statement, (ii) no underwriter shall be required to contribute any amount in excess of the proceeds to it from the offering pursuant to the registration statement, and (iii) no Person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (c) The provisions of this Section 2.8 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise, and shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party.

                  (d) Promptly after receipt by an indemnified party under
Section 2.8(a) or 2.8(b) of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the Company under such Section, notify the Company in writing of the commencement thereof; but the omission so to notify the Company shall not relieve it from any liability which it may have to any indemnified party otherwise than under such Section or to the extent that it has not been prejudiced as a result of such failure. In case any such claim shall be brought against any indemnified party, it shall notify the Company of the commencement thereof, and the Company shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the Company and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the Company, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the Company of the defense of such action, and approval by the indemnified party of counsel, the Company shall not be liable to such indemnified party under this Section 2.8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs or investigation) unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence, (ii) the Company shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time,
(iii) the Company and its counsel do not actively and vigorously pursue the defense of such action, or (iv) the Company has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. The Company shall not, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such claim (whether or not the indemnified party is an actual or potential party to such claim) unless such judgment or settlement (A) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and (B) does not include a statement as to an admission of fault, culpability or a failure to act on behalf of any indemnified party. No indemnified party shall consent to entry of any judgment or enter into any settlement of such action the defense of which has been assumed by the Company without the consent of the Company, such consent not to be unreasonably withheld or delayed.

         2.9 Information by Holders. Each holder of Registrable Stock shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         2.10 Waiver of Other Registration Rights. Each Existing Holder hereby forever and irrevocably (a) waives any rights heretofore granted by the Company with respect to the registration of any Registrable Stock under Applicable Securities Laws, and (b) releases the Company from any commitment, covenant, agreement or obligation to register any Registrable Stock under Applicable Securities Laws. Without limiting the effect of the foregoing, each of the Existing Holders and the Company agrees that the Registration Rights Agreement dated as of October 21, 1998, is terminated upon the execution and delivery of this Agreement by the parties hereto and shall be of no force and effect.

         2.11 Rule 144 and Rule 144A. With a view to making available to each holder of Registrable Stock the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Stock to the public without registration, the Company agrees that so long as a holder owns any Registrable Stock:

                  (a) the Company shall, at any time after any of the Company's shares of capital stock are registered under the Securities Act or the Exchange
Act: (i) make and keep available public information, as those terms are contemplated by Rule 144 under the Securities Act (or any successor or similar rule then in force); (ii) timely file with the Commission all reports and other documents required to be filed under the Securities Act and the Exchange Act; and (iii) furnish to each holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other information as such holder may reasonably request in order to avail itself of any rule or regulation of the Commission allowing such holder to sell any Registrable Stock without registration (it being understood and agreed that (A) the Company's covenants and agreements contained in this clause (a) shall not be operative until such time as the Company shall have filed with the Commission its Annual Report on Form 10-KSB for the fiscal year ended June 30, 1999, and its Quarterly Reports on Form 10-QSB for the fiscal quarters ended September 30, 1999, December 31, 1999 and March 31, 2000, and (B) the Company agrees to make such filings as soon as practicable); and

                  (b) each holder of Registrable Stock and each prospective holder of Registrable Stock who may consider acquiring Registrable Stock in reliance upon Rule 144A under the Securities Act (or any successor or similar rule then in force) ("Rule 144A") shall have the right to request from the Company, and the Company will provide upon such request, such information regarding the Company and its business, assets and properties, if any, as is at the time required to be made available by the Company under Rule 144A so as to enable such holder to transfer Registrable Stock to such prospective holder in reliance upon Rule 144A.

         2.12     Holdback.

                  (a) Each holder of Registrable Stock hereby agrees that it shall not, to the extent requested by the managing underwriter(s) of Common Stock (or other securities of the Company), sell or otherwise transfer or dispose of (other than to donees who agree in writing to be similarly bound) (or agree to do the same) any Common Stock or any Convertible Securities or any other equity securities or equity-linked securities of the Company, during a reasonable and customary period of time specified by the managing underwriter(s) (but in any event not to exceed 180 days), in connection with any registration statement effected pursuant to this Agreement (except to the extent such holder of Registrable Stock sells any Registrable Stock in such registration pursuant to and in accordance with this Agreement); provided, however, that the Company shall have the right to issue Common Stock upon the due exercise or conversion of Convertible Securities. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Stock of each holder until the end of such reasonable and customary period.

                  (b) The Company hereby agrees that it shall not, to the extent requested by the managing underwriter(s) of Common Stock (or other securities of the Company), issue, sell or otherwise transfer or dispose of (or agree to do the same) any Common Stock or any Convertible Securities or any other equity securities or equity-linked securities of the Company, during a reasonable and customary period of time specified by the managing underwriter(s) (but in any event not to exceed 180 days), in connection with any registration statement effected pursuant to this Agreement; provided, however, that the Company shall have the right to issue Common Stock upon the due exercise or conversion of Convertible Securities.

                  (c) No registration shall be requested to be effected pursuant to Section 2.1 during the period(s) of time in which the restrictions on transfer of equity securities or equity-linked securities of the Company specified in Section 2.12(a) or 2.12(b) are in effect.

                  (d) Notwithstanding the foregoing, none of the provisions of this Section 2.12 shall apply to Cerberus Partners, L.P.; provided, however, that if Cerberus Partners, L.P. is a Prospective Seller, then the provisions of this Section 2.12 shall apply to it.

         2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities without the prior written consent of the holders of at least a majority of the then outstanding L-3 Registrable Stock and at least a majority of the then outstanding Existing Holder Registrable Stock. Notwithstanding the foregoing, the Company may enter into an agreement (the "New Agreement") granting registration rights no more favorable than the rights set forth herein to one or more investments banks or their Affiliates to whom Common Stock or Convertible Securities are issued or transferred in accordance with the terms of the Purchase Agreement, dated the date hereof, between the Company and L-3, as the same may be amended or supplemented from time to time (the "Purchase Agreement"); provided, however, that if L-3 is to be granted any registration or other rights pursuant to the New Agreement, then the Existing Holders shall be granted registration or other rights substantially similar to those registration or other rights granted to L-3 under the New Agreement.

3.       Miscellaneous.

         3.1 Notices. All notices, requests, claims, demands, approvals, consents, waivers and other communications hereunder (each a "Notice") shall be in writing and shall be (a) personally delivered, (b) transmitted by telecopy facsimile, provided that the original copy thereof also is sent by pre-paid, first class, registered or certified mail (return receipt requested), or by next-day or overnight mail (to any United States address) or by an internationally recognized express delivery service (to any foreign address),
(c) sent by first class, registered or certified mail, return receipt requested or by next-day or overnight mail (to any United Stated address), postage and charges prepaid, or (d) delivered by an internationally recognized express delivery service (to any foreign address), postage and charges prepaid:

        (i)      if to L-3,

                 L-3 Communications Corporation
                 Narda Microwave
                 435 Moreland Road
                 Hauppauge, N Y 11788
                 Tel:  (631) 231-1700
                 Fax:  (631) 725-8039
                 Attention:  Mr. John Mega

                 with copies to:

                 L-3 Communications Corporation
                 600 Third Avenue
                 New York, NY  10016
                 Tel:  (212) 697-1111
                 Fax:  (212) 805-5494
                 Attention:  Christopher C. Cambria, Esq.; and

                 Whitman Breed Abbott & Morgan LLP
                 200 Park Avenue
                 New York, NY  10166
                 Tel:  (212) 351-3000
                 Fax:  (212) 351-3131
                 Attention:  James P. Gerkis, Esq.;

        (ii)     if to the Company,

                 LogiMetrics, Inc.
                 50 Orville Drive
                 Bohemia, New York 11716
                 Tel:  (631) 784-4110
                 Fax:  (631) 784-4132
                 Attention:  Chief Executive Officer

                 with copies to:

                 Lowenstein Sandler PC
                 65 Livingston Avenue
                 Roseland, NJ 07068-1791
                 Tel:  (973) 597-2500
                 Fax:  (973) 597-2400
                 Attention:  John D. Hogoboom, Esq.;

                 L-3 Communications Corporation
                 600 Third Avenue
                 New York, NY  10016
                 Tel:  (212) 697-1111
                 Fax:  (212) 805-5494
                 Attention:  Christopher C. Cambria, Esq.; and

                 Whitman Breed Abbott & Morgan LLP
                 200 Park Avenue
                 New York, NY  10166
                 Tel:  (212) 351-3000
                 Fax:  (212) 351-3131
                 Attention:  James P. Gerkis, Esq.;

If to Cramer Rosenthal McGlynn, Inc., or any of the Existing Holders listed on
Schedule 3.1 (the "CRM Related Persons"):

                 To such Person
                 c/o Cramer Rosenthal McGlynn, Inc.
                 520 Madison Avenue
                 New York, New York 10022
                 Tel: (212) 838-3830
                 Fax: (212) 644-8291
                 Attention:  Eugene A. Trainor, III,
                             Executive Vice President

                 With copies to:

                 Rosenman & Colin LLP
                 575 Madison Avenue
                 New York, New York 10022
                 Tel: (212) 940-8800
                 Fax: (212) 940-8776
                 Attention: Dan Harris, Esq.

if to any other Existing Holder, at the address set forth on the signature pages of this Agreement, or in each case, at such other address and numbers as may have been furnished in a Notice by such Person to the other parties. Any Notice shall be deemed effective or given upon receipt (or refusal of receipt).

         3.2 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and of the United States of America sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that the venue thereof may not be appropriate, that such suit, action or proceeding is improper or that this Agreement or any of the documents referred to in this Agreement may not be enforced in or by said courts, and each party hereto irrevocably agrees that all claims with respect to such suit, action or proceeding shall be heard and determined in such a New York state or federal court. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party in the manner provided in
Section 3.1 and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

         3.3 Severability. Should any Section or any part of a Section within this Agreement be rendered void, invalid or unenforceable by any court of law for any reason, such invalidity or unenforceability shall not void or render invalid or unenforceable any other Section or part of a Section in this Agreement.

         3.4 Section Headings. Section headings contained in this Agreement are inserted as a matter of convenience and for reference purposes only, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

         3.5 Amendments and Waivers. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this

Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the holders of at least a majority of the then outstanding L-3 Registrable Stock, and (c) the holders of at least a majority of the then outstanding Existing Holder Registrable Stock; provided, however, that no such waiver shall extend to or affect any other obligation not expressly waived or impair any right consequent therein. L-3 may waive any of its rights or the obligations of the Company owing to L-3 hereunder without obtaining the consent of any other Person. Each Existing Holder may waive any of its rights or the obligations of the Company owing to such Existing Holder hereunder without obtaining the consent of any other Person.

         3.6 Successors and Assigns. All rights, covenants and agreements of the parties contained in this Agreement shall be binding upon and inure to the benefit of their respective successors and permitted assigns. The Company may not assign this Agreement.

         3.7 Specific Performance. The parties hereto recognize that the capital stock of the Company cannot be readily purchased or sold on the open market and that it is to the benefit of the Company, L-3 and the Existing Holders that this Agreement be carried out; and for those and other reasons, the parties hereto would be irreparably damaged if this Agreement is not specifically enforced in the event of a breach hereof. If any controversy concerning the rights or obligations to purchase or sell any capital stock of the Company arises, or if this Agreement is breached, the parties hereto hereby agree that remedies at law might be inadequate and that, therefore, such rights and obligations, and this Agreement, shall be enforceable by specific performance. The remedy of specific performance shall not be an exclusive remedy, but shall be cumulative of all other rights and remedies of the parties hereto at law, in equity or under this Agreement.

         3.8 Entire Agreement. This Agreement contains the entire agreement and understanding of the parties and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein and supersedes all prior agreements and understandings relating to the subject matter hereof.

         3.9 Fees and Expenses. Each party hereto shall pay its respective fees and expenses in connection with the negotiation, execution and delivery of this Agreement and the other documents and transactions contemplated hereby.

         3.10 Further Assurances. Each party hereto shall cooperate and take such actions as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

         3.11 Condition to Effectiveness. This Agreement shall become effective upon the closing of the Purchase Agreement.

         3.12 Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         3.13 Recapitalization. This Agreement shall apply to (a) the Common Stock held by L-3 and the Existing Holders, as well as any Common Stock hereafter acquired by L-3 and/or the Existing Holders (including any Common Stock issued upon the exercise, conversion or exchange of any Convertible Securities), and (b) any and all shares of capital stock of the Company which may be issued in respect of, in exchange for or in substitution of Common Stock, by reason of any stock dividend, split, reverse split, combination, reclassification, merger, recapitalization, share exchange or other transaction.

         3.14 Attorneys' Fees. If any party initiates any legal action arising out of or in connection with this Agreement, the prevailing party in such legal action shall be entitled to recover from the other party all reasonable attorneys' fees, expert witness fees and expenses incurred by the prevailing party in connection therewith.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                       LOGIMETRICS, INC.


                                       By: /s/ Norman M. Phipps
                                           _____________________________________
                                           Name: Norman M. Phipps
                                           Title: President

                                       L-3 COMMUNICATIONS CORPORATION


                                       By: /s/ Christopher C. Cambria
                                           _____________________________________
                                           Name: Christopher C. Cambria
                                           Title: Vice President



                                       /s/ Norman M. Phipps
                                       _________________________________________
                                       Norman M. Phipps

                                       50 Orville Drive
                                       Bohemia, New York 11716
                                       Tel: (631) 784-4110
                                       Fax: (631) 784-4132

                                       /s/ Charles S. Brand
                                       _________________________________________
                                       Charles S. Brand


                                       20 Meridian Way
                                       Eatontown, New Jersey 07724
                                       Tel: (732) 935-7150
                                       Fax: (732) 935-7151


                                       LFH, LLC


                                       By: /s/ Charles Brand
                                           _____________________________________
                                           Name: Charles Brand
                                           Title:

                                       175 Boundary Road
                                       Colts Neck, NJ  07722
                                       Tel:  (732) 431-4175
                                       Fax:  (732) 431-4108



                                       /s/ Gerald B. Cramer
                                       _________________________________________
                                       Gerald B. Cramer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291


                                       CRAMER ROSENTHAL McGLYNN LLC


                                       By: /s/ Eugene A. Trainor, III
                                           _____________________________________
                                           Name:  Eugene A. Trainor, III
                                           Title: Executive Vice President
                                                  Chief Operating Offier

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       L.A.D. EQUITY PARTNERS, L.P.


                                       By: Flint Investments, Inc.
                                           Its General Partner


                                       By: /s/ Arthur J. Pergament
                                           _____________________________________
                                           Name: Arthur J. Pergament
                                           Title: Vice President

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291


                                       /s/ Edward J. Rosenthal, Keogh
                                       _________________________________________
                                       Edward J. Rosenthal, Keogh

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291


                                       CRM 1998 ENTERPRISE FUND, LLC


                                       By: Cramer Rosenthal McGlynn, Inc.,
                                           Its Managing Member


                                       By: /s/ Eugene A. Trainor, III
                                           _____________________________________
                                           Name: Eugene A. Trainor, III
                                           Title: Chief Operating Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291

                                       CRM 1997 ENTERPRISE FUND, LLC


                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its Managing Member


                                       By: /s/ Eugene A. Trainor, III
                                           _____________________________________
                                           Name: Eugene A. Trainor, III
                                           Title: Chief Operating Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291


                                       CRM PARTNERS, L.P.


                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its General Partner


                                       By: /s/ Eugene A. Trainor, III
                                           _____________________________________
                                           Name: Eugene A. Trainor, III
                                           Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       CRM RETIREMENT PARTNERS, L.P.


                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its General Partner


                                       By: /s/ Eugene A. Trainor, III
                                           _____________________________________
                                           Name: Eugene A. Trainor, III
                                           Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291


                                       CRM MADISON PARTNERS, L.P.


                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its General Partner


                                       By: /s/ Eugene A. Trainor, III
                                           _____________________________________
                                           Name: Eugene A. Trainor, III
                                           Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291


                                       CRM U.S. VALUE FUND, LTD.


                                       By: Cramer Rosenthal McGlynn, Inc.
                                           Its General Partner


                                       By: /s/ Eugene A. Trainor, III
                                           _____________________________________
                                           Name: Eugene A. Trainor, III
                                           Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       EURYCLEIA PARTNERS, L.P.


                                       By: Marchessini & Company,
                                           Its General Partner


                                       By: /s/ Rona Trokie
                                           _____________________________________
                                           Name: Rona Trokie
                                           Title: Vice President

                                       745 Fifth Avenue, Suite 1400
                                       New York, New York 10151
                                       Tel: (212) 752-4300
                                       Fax: (212) 752-4309


                                       A.C. ISRAEL ENTERPRISES, INC.


                                       By: /s/ Jay Howard
                                           _____________________________________
                                           Name: Jay Howard
                                           Title:

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291


                                       CRM-EFO PARTNERS, L.P.


                                       By: CRM-EFO Investments, LLC
                                           Its General Partner


                                       By: CRM Management, Inc.,
                                           Its Managing Member


                                       By: /s/ Eugene A. Trainor, III
                                           _____________________________________
                                           Name: Eugene A. Trainor, III
                                           Title: Chief Financial Officer

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 664-8291

                                       /s/ Gregory Manocherian
                                       _________________________________________
                                       Gregory Manocherian

                                       New York Plaza
                                       18th Floor
                                       New York, New York 10004
                                       Tel: (212) 837-4829
                                       Fax: (212) 837-4938


                                       PAMELA EQUITIES CORP.


                                       By: /s/ Gregory Manocherian
                                           _____________________________________
                                           Name: Gregory Manocherian
                                           Title: President

                                       3 New York Plaza
                                       18th Floor
                                       New York, New York 10004
                                       Tel: (212) 837-4829
                                       Fax: (212) 837-4938


                                       WHITEHALL PROPERTIES, LLC


                                       By: /s/ Gregory Manocherian
                                           _____________________________________
                                           Name: Gregory Manocherian
                                           Title: President

                                       3 New York Plaza
                                       18th Floor
                                       New York, New York 10004
                                       Tel: (212) 837-4829
                                       Fax: (212) 837-4938

                                       KABUKI PARTNERS ADP, GP


                                       By: /s/ Gregory Manocherian
                                           _____________________________________
                                           Name: Gregory Manocherian
                                           Title: General Partner

                                       3 New York Plaza
                                       18th Floor
                                       New York, New York 10004
                                       Tel: (212) 837-4829
                                       Fax: (212) 837-4938


                                       McGLYNN FAMILY PARTNERSHIP L.P.


                                       By: /s/ Ronald H. McGlynn
                                           _____________________________________
                                           Name: Ronald H. McGlynn
                                           Title: General Partner

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291


                                       /s/ Richard S. Fuld, Jr.
                                       _________________________________________
                                       Richard S. Fuld, Jr.

                                       By: Cramer Rosenthal McLynn, Inc.
                                           Attorney-in-Fact

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291


                                       /s/ Fred M. Filoon
                                       _________________________________________
                                       Fred M. Filoon

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291



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



                                       /s/ Eugene A. Trainor, III
                                       _________________________________________
                                       Eugene A. Trainor, III

                                       520 Madison Avenue
                                       New York, New York 10022
                                       Tel: (212) 838-3830
                                       Fax: (212) 644-8291


                                       /s/ Mark B. Fisher
                                       _________________________________________
                                       Mark B. Fisher

                                       102 E. 49th Street
                                       35th Floor
                                       New York, New York 10017
                                       Tel: (212) 339-2861
                                       Fax: (212) 339-2834


                                       MBF CAPITAL CORPORATION


                                       By: /s/ Mark B. Fisher
                                           _____________________________________
                                           Name: Mark B. Fisher
                                           Title: President

                                       MBF BROADBAND SYSTEMS, L.P.

                                       By: MBF Broadband Systems, Inc.,
                                           Its General Partner


                                       By: /s/ Mark B. Fisher
                                           _____________________________________
                                           Name: Mark B. Fisher
                                           Title: President

                                       102 East 49th Street
                                       35th Floor
                                       New York, New York 10017
                                       Tel: (212) 339-2861
                                       Fax: (212) 339-2834


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


                                       PHINEAS BROADBAND SYSTEMS

                                       By: MBF Broadband Systems, Inc.
                                           Its General Partner

                                       By: /s/ Mark B. Fisher
                                           _____________________________________
                                           Name: Mark B. Fisher
                                           Title: President

                                       102 East 49th Street
                                       35th Floor
                                       New York, New York 10017
                                       Tel: (212) 339-2861
                                       Fax: (212) 339-2834


                                       CERBERUS PARTNERS, L.P.


                                       By: Cerberus Associates, LLC,
                                           Its General Partner

                                       By: /s/ Seth Plattus
                                           _____________________________________
                                           Name: Seth Plattus
                                           Title: Managing Director

                                       450 Park Avenue
                                       28th Floor
                                       New York, New York 10022
                                       Tel: (212) 891-2100
                                       Fax: (212) 421-2947


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



                                       /s/ Steve Dinetz
                                       _________________________________________
                                       Steve Dinetz

                                       1034 Skyland Drive
                                       Zephyr Cove, NV 89448
                                       Tel: (702) 588-0343
                                       Fax: (702) 588-1433

                  SCHEDULE 1: EXISTING HOLDER REGISTRABLE STOCK

                      SCHEDULE 3.1: THE CRM RELATED PERSONS


Cramer Rosenthal McGlynn LLC


Edward J. Rosenthal, Keogh


CRM 1997 Enterprise Fund, LLC


CRM 1998 Enterprise Fund, LLC


CRM Partners, L.P.


CRM Retirement Partners, L.P.


CRM Madison Partners, L.P.


CRM U.S. Value Fund, LTD.


CRM-EFO Partners, L.P.


McGlynn Family Partnership L.P.


Gerald B. Cramer


Fred M. Filoon